SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES AND EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  August 13, 1998

                           WATERFORD GAMING, L.L.C.
                        -----------------------------
           (Exact name of Registrant as specified in its charter)

          Delaware                  333-17795          06-1465402
     ------------------          ---------------    ----------------
     (State or other             (Commission file   (I.R.S. employer
      jurisdiction of             number)            identification
      incorporation or                               number)
      organization)

               914 Hartford Turnpike
                   P.O. Box 715
                   Waterford, CT                       06385
     ----------------------------------------       -----------
     (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code: (860)442-4559

Item 5.

     The Mohegan Tribal Gaming Authority (the "Authority") has filed its quarterly report on Form 10-Q for the quarter ended June 30, 1998, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report of Form 10-Q, Securities and Exchange Commission file reference no. 033-80655.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WATERFORD GAMING, L.L.C.


Date:  August 14, 1998             By:/s/Len Wolman
                                      Len Wolman, Chief Executive Officer